EXHIBIT 10.32.1

                AMENDMENT AND AMENDED AND RESTATED LIMITED WAIVER

                  THIS AMENDMENT AND AMENDED AND RESTATED LIMITED WAIVER
(this "Amendment"), dated as of March 5, 1999, and effective as to ARTICLE I,
SECTION 2 as of October 31, 1998, and as to ARTICLE II as of January 1, 1999, is entered into by and among Able Telcom Holding Corp., a Florida corporation ("BORROWER"), NationsBank, N.A., as Administrative Agent (in such capacity, the "ADMINISTRATIVE AGENT") and as a Lender and CIBC INC. as Documentation Agent (in such capacity, the "DOCUMENTATION AGENT") and as a Lender, with reference to the hereinafter described Credit Agreement. Capitalized terms used and not otherwise defined herein shall have the meanings ascribed to them in such Credit Agreement.

                                    RECITALS

                  A. The Borrower, the Administrative Agent and the several Lenders from time to time parties thereto entered into that certain Credit Agreement dated June 11, 1998 (as amended, modified, restated, supplemented, renewed, extended, rearranged or substituted from time to time, the "CREDIT AGREEMENT").

                  B. The Credit Agreement, among other things, requires that the Borrower comply with certain financial covenants (including without limitation those contained in SECTIONS 8.1(D) of the Credit Agreement.

                  C. On the October 31, 1998 (the "WAIVER DATE"), the Current Ratio of the Borrower and its Restricted Subsidiaries was less than 2.5 to 1.00, as required by Section 8.1(d) of the Credit Agreement.

                  D. The Borrower, the Administrative Agent, and the Documentation Agent entered into that certain Limited Waiver dated as of February 23, 1999 (the "PRIOR LIMITED WAIVER").

                  E. The Borrower, the Administrative Agent and the Documentation Agent wish to clarify and amend the Prior Limited Waiver and to amend the Credit Agreement, as provided herein.

                  NOW, THEREFORE, in consideration of these premises and in reliance on the representations and warranties of the Borrower hereinafter set forth, subject to the terms and conditions hereinafter set forth, the parties hereto enter into this Amendment as follows:

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I.       LIMITED WAIVER

                  SECTION 1.

                  The Prior Limited Waiver is hereby superseded and replaced in its entirety with this Amendment.

                  SECTION 2.

                  In reliance upon, and subject to, the representations, warranties and covenants of the Borrower set forth in ARTICLE III and V of this Amendment, and in reliance upon the Amendment to the Credit Agreement set forth in ARTICLE IV, the undersigned Lenders (constituting not less than the Majority Lenders) hereby waive any Event of Default under the Credit Agreement that may have arisen or which may arise during the period beginning on October 31, 1998 and ending on November 1, 1999, by means of the Borrower's failure to comply with the requirement under SECTION 8.1(D) of the Credit Agreement that the Borrower and its Restricted Subsidiaries have a Current Ratio of not less than
2.50 to 1.00.

II.      AMENDMENT

         SECTION 1.

                  The Credit Agreement shall be amended by adding the following language as a new Section 8.1(e):

                  "(e) QUICK RATIO. Permit the Quick Ratio of the Borrower and its Restricted Subsidiaries at the end of any fiscal quarter of the Borrower to be less than 0.45 to 1.00."

         SECTION 2.

                  The Credit Agreement shall be amended by adding the following definition to SECTION 1.1:

                  "Quick Ratio" shall mean the ratio of Quick Assets to Current Liabilities.

                  "Quick Assets" means unrestricted cash, marketable and freely tradeable securities and accounts receivable, net of a reserve for doubtful accounts as shown on the

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                  most recent balance sheet of the Borrower and its Restricted
                  Subsidiaries delivered in accordance with Section 7.1."


III.              REPRESENTATIONS AND WARRANTIES

                  The Borrower hereby represents and warrants to the Administrative Agent, the Documentation Agent and the Lenders that the following statements are true and correct in all material respects on and as of the date hereof:

                  (a) INCORPORATION OF CREDIT AGREEMENT REPRESENTATIONS AND WARRANTIES. The representations and warranties contained in SECTION 5 of the Credit Agreement are true and correct on and as of the date hereof.

                  (b) USE OF PROCEEDS. None of the proceeds of any Revolving Credit Loan will be advanced or transferred by the Borrower to any entity other than a Restricted Subsidiary (as defined in the Credit Agreement).

                  (c) COMPLIANCE CERTIFICATE. The Compliance Certificate as attached hereto, and all numbers included therein are true and correct for the date herein stated.

IV.               MISCELLANEOUS

                  (a) RATIFICATION AND CONFIRMATION OF LOAN DOCUMENTS. Except for the specific waivers provided for herein, the Credit Agreement as amended hereby and other Loan Documents remain in full force and effect and are hereby ratified and confirmed by the Borrower, and the execution and delivery of this Limited Waiver shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of the Administrative Agent or the Documentation Agent or the Lenders under the Credit Agreement or any other Loan Document. Without limiting the generality of the foregoing, the waiver set forth in ARTICLE I above shall be limited precisely as set forth above, and nothing in this Amendment shall be deemed (i) to constitute a waiver of compliance by the Borrower or any of other Loan Party with respect to any other provision or condition of the Credit Agreement or any other Loan Document, (ii) to prejudice any right or remedy that the Administrative Agent or the Documentation Agent or the Lenders may now have or may have in the future under or in connection with the Credit Agreement or any other Loan Document or (iii) to constitute a waiver of compliance by the Borrower or any of other Loan Party with respect to the Credit Agreement or any other Loan Documents other than as specifically set forth herein.

                  (b) FEES AND EXPENSES. The Borrower agrees to pay on demand all reasonable costs and expenses of the Administrative Agent in connection with the preparation, reproduction, execution, and delivery of this Amendment and the other Loan Documents prepared in connection

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herewith, including, without limitation, the reasonable fees, charges and disbursements and out-of-pocket expenses of counsel for the Administrative Agent charged or incurred.

                  (c) HEADINGS. Article and Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Limited Waiver for any other purpose or be given any substantive effect.

                  (d) APPLICABLE LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF TEXAS, WITHOUT REGARD TO CONFLICTS OF LAW PRINCIPLES.

                  (e) COUNTERPARTS. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document.

                  (f) FINAL AGREEMENT. THIS AMENDMENT, TOGETHER WITH THE CREDIT AGREEMENT AND OTHER LOAN DOCUMENTS, REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.



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                  IN WITNESS WHEREOF, the parties hereto have caused this
Limited Waiver to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.


                                        ABLE TELCOM HOLDING CORP.


                                        By: /s/ Billy V. Ray, Jr.
                                            -----------------------------------
                                        Name: Billy V. Ray, Jr.
                                        Title: CEO & President


                                        NATIONSBANK, N.A.,
                                        as Administrative Agent and as a Lender


                                        By: /s/ Roselyn Drake
                                            -----------------------------------
                                                 Roselyn Drake
                                                 Vice President


                                        CIBC INC.,
                                        as a Lender



                                        By: /s/Ihor Zaluckyj
                                            -----------------------------------
                                                 Ihor Zaluckyj
                                                 Executive Director,
                                                 CIBC Oppenheimer Corp.,
                                                 An Agent for CIBC, Inc.

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